MEMBER FDICMEMBER FDIC Dave Antolik President and Interim Chief Executive Officer Mark Kochvar Chief Financial Officer First Quarter 2021

MEMBER FDIC Forward Looking Statements and Risk Factors This information contains or incorporates statements that we believe are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward- looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; the transition from LIBOR as a reference rate; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; changes in accounting policies, practices, or guidance, for example, our adoption of CECL; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions, including DNB, cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and employees; our ability to successfully manage our CEO transition; general economic or business conditions, including the strength of regional economic conditions in our market area; the duration and severity of the coronavirus (“COVID-19”) pandemic, both in our principal area of operations and nationally, including the ultimate impact of the pandemic on the economy generally and on our operations; our participation in the Paycheck Protection Program; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our Annual Report on Form 10-K for the year ended December 31, 2020, including Part I, Item 1A-"Risk Factors" and any of our subsequent filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

MEMBER FDIC 3 Corporate Profile • Headquartered in Indiana, PA • $9.3 billion in assets • $1.3 billion market cap • Locations in 5 markets • Stock symbol: STBA As of March 31, 2021

MEMBER FDIC 4 STBA Investment Thesis • Demonstrated expense discipline and efficiency • Organic growth • Strategic and effective mergers and expansion • Exposure to five regional markets • Well positioned for growth

MEMBER FDIC 5 Strategic Goals • Follow a disciplined approach focused on organic growth and revenue diversification • Continue to enhance our market-based growth platform focused on the unique opportunities in our 5 distinct markets, including taking advantage of market disruption and targeted recruiting efforts • Continue to improve the effectiveness and efficiency of our lines of business through investments in people and scalable technology • Build on the S&T brand strength, drive demand, and enhance our digital capabilities • Pursue and integrate M&A opportunities that align with our strategic objectives

MEMBER FDIC*Refer to appendix for reconciliation of non-GAAP financial measures 6 First Quarter Highlights             Earnings: EPS Net Income         $0.81 $31.9 million                             Returns: ROA ROE ROTE* PTPP*     1.42% 11.15% 16.78% 1.89%                         Asset NCO Provision ACL Quality: 0.33% $3.1 million 1.60%         ex-PPP 1.72%   • Strong return metrics • Core NIM remains stable • $7.2 billion loans • $7.9 billion deposits • Record mortgage banking revenue • Improving asset quality • Dividend of $0.28 declared Record quarterly net income:

MEMBER FDIC*Refer to appendix for reconciliation of non-GAAP financial measures 7 Key Metrics 1Q21 4Q20 1Q20 Reported Metrics: Net income (in millions) $31.9 $24.2 $13.2 Diluted earnings per share $0.81 $0.62 $0.34 Dividends declared per share $0.28 $0.28 $0.28 Book value $29.75 $29.38 $30.06 Tangible book value* $20.08 $19.71 $20.29 Return on average assets 1.42% 1.05% 0.61 % Return on average shareholders' equity 11.15% 8.35% 4.47% Return on average tangible shareholders' equity* 16.78% 12.71% 6.82 % PTPP* (in millions) $42.3 $37.0 $36.0 PTPP / average assets* 1.89% 1.61% 1.65 % Efficiency ratio (FTE)* 51.47% 56.26% 52.89 % Net interest margin (FTE)* 3.47% 3.38% 3.53 %       Credit Metrics: Nonperforming loans / loans 1.88% 2.03% 1.02 % Net loan charge-offs / average loans 0.33% 0.61% 0.63 % ACL / total portfolio loans 1.60% 1.63% 1.34 % ACL / total portfolio loans, ex-PPP 1.72% 1.74 % NA

MEMBER FDIC Return on Average Equity 2017 2018 2019 2020 1Q21 0.0% 5.0% 10.0% 15.0% Return on Average Tangible Equity 2017 2018 2019 2020 1Q21 0.0% 5.0% 10.0% 15.0% 20.0% PTPP / Average Assets 2017 2018 2019 2020 2021 0.0% 0.4% 0.8% 1.2% 1.6% 2.0% 2.4% Return on Average Assets 2017 2018 2019 2020 1Q21 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 15.76%(2*) 8 Performance (1)This is a non-GAAP number that adjusts for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. (2)This is a non-GAAP number that adjusts for $11.4 million of merger related expenses in 2019. (3)This is a non-GAAP number that adjusts for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme in Q2 2020. (*)Refer to appendix for reconciliation of non-GAAP financial measures. 1.50% 9.90%(1*) 11.60% 15.08%(1*) 17.14% 1.32% 1.45%(2*) 1.22(1*) 0.74%(3*) 0.23% 1.03% 9.98% 10.92%(2*) 5.76%(3*) 1.80% 2.92% 8.80%(3*) 8.37% 1.78%1.93% (2*) 1.67% 1.89% 1.96% (*) 1.42% 11.15% 16.78% 1.89% 9.98% 12.77% 14.41% 1.78% Return on Average Tangible Equity(*)

MEMBER FDIC Data as of March 31, 2021 Dollars in millions 9 Net Interest Income Core NIM remains stable: We are proactively managing our interest-bearing deposit costs: • Our ex-PPP NIM improved 2 bps from 4Q20 to 1Q21 • PPP loans contributed $5.8 million to our NII and 0.10% to our NIM in 1Q21 • We have improved our funding mix by reducing our higher-costing deposits

MEMBER FDIC 10 Noninterest Income Dollars in millions 1Q21 1Q21 vs 4Q20 1Q21 vs 1Q20 Service Charges $3.5 $0.0 $(0.5) Debit Card 4.2 0.3 0.7 Mortgage 4.3 1.2 3.1 Wealth 2.9 0.4 0.6 Other 2.3 (0.3) 1.0 Noninterest Income $17.2 $1.6 $4.8 Noninterest income growth is led by record mortgage banking revenue:

MEMBER FDIC 11 Noninterest Expense 1Q20 Efficiency Ratio excludes $2.3 million of one-time merger expenses Strong history of expense discipline: Dollars in millions 1Q21 1Q21 vs 4Q20 1Q21 vs 1Q20 Salaries & Benefits $23.3 $0.5 $2.0 Occupancy 3.8 (0.2) 0.1 FF&E 2.6 (0.3) 0.1 Data Processing 4.2 0.4 0.4 Marketing 1.3 (0.8) 0.2 FDIC 1.0 (0.3) 0.3 Other Taxes 1.4 (0.4) (0.2) Professional Services 1.5 0.0 0.5 Other 6.2 (1.9) (1.8) Merger 0.0 0.0 (2.3) Noninterest Expense $45.6 ($2.9) ($0.8)

MEMBER FDIC Upstate NY 0% $24 Northeast OH 2% $154 Central OH 2% $120 S&T operates in 5 regional markets: 12 Markets Western PA Eastern PA Upstate NY Central OH Northeast OH Eastern PA Western PA50% $3,598 27% $1,952 8% $566 9% $617 6% $450 68% $5,344 Dollars in millions As of March 31, 2021 26% $2,057 Other 2% $177 Portfolio Loans $7,183 Deposits $7,876

MEMBER FDIC 13 Loan Mix Dollars in millions As of March 31, 2021 Offices $ 481 Multi-Family 454 Health Care 359 Other 298 Manufacturing 255 Hotels 243 Flex/Mixed Use 240 Retail Space 229 Storage 203 Strip Malls 194 Dealerships 119 Student Rentals 76 Restaurants 70 Convenience Stores 64 Total CRE (46%) 3,285 PPP 499 Manufacturing 290 Services 245 Other 162 Construction 118 Transportation 114 Real Estate Rent/Lease 111 Wholesale Trade 110 Health Care 101 Public Admin 70 Floorplans 57 Retail Trade 54 Total C&I (27%) 1,932 Mortgage/Construction 488 Home Equity 516 Resi Secured Business 422 Other 81 Total Consumer (21%) 1,506 Construction (6%) 460 Total Portfolio Loans $ 7,183 Our loan portfolio is well-diversified:

MEMBER FDIC 14 Dollars in millions As of March 31, 2021 Deposit Mix Amount % of Total DDA $2,540 32% Money Market 2,003 26% CDs 1,320 17% Savings 1,037 13% Int Bear DDA 976 12% Total Deposits $7,876 100% Amount % of Total Personal $4,419 56% Business 3,442 44% Brokered 15 0% Total Deposits $7,876 100% Solid core deposit profile:

MEMBER FDIC *Reported as Consumer Loans Dollars in millions Excludes PPP loans 15 Loan Modifications Modifications have been reduced to less than 1% of loans. Hotel loan modifications decreased by 82% during the first quarter: Loan Type June 30, 2020 December 31, 2020 March 31, 2021 Total Balance Mod Balance Mod % Total Balance Mod Balance Mod % Total Balance Mod Balance Mod % CRE (excluding hotels) $3,113 $770 30% $2,997 $9 0% $3,042 $24 1 % CRE Hotels 233 223 96% 248 177 71% 243 32 13 % Resi Secured Business* 425 53 13% 430 0 0% 422 0 0 % Construction 459 47 10% 474 6 1% 460 3 1 % C&I 1,593 203 13% 1,489 3 0% 1,433 4 0 % Total Commercial 5,822 1,297 22% 5,638 195 3% 5,600 63 1 % Total Consumer 1,179 69 6% 1,122 0 0% 1,084 0 0 % Total $7,001 $1,365 20% $6,760 $195 3% $6,684 $63 1%

MEMBER FDIC Ratios as of March 31, 2021 Dollars in millions *Refer to appendix for reconciliation of non-GAAP financial measures 16 SBA PPP 44% of our round 1 PPP loans have been forgiven and we booked $190 million in round 2: Date Round 1 Balance % Forgiven September 30, 2020 $550 December 31, 2020 465 15 % March 31, 2021 309 44 % PPP loans impacted selected ratios as below: Ratio Excluding PPP Including PPP Impact Net Interest Margin 3.37% 3.47% 0.10 % ACL / total portfolio loans 1.72% 1.60% (0.12) % Nonperforming loans / loans 2.02% 1.88% (0.14) % TCE / TA* 9.33% 8.81% (0.52) % Leverage Ratio 10.24% 9.71% (0.53) %

MEMBER FDIC Nonperforming Loans / Total Loans 2017 2018 2019 2020 1Q21 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 17 (1) Excludes PPP loans. (2) Excludes loss from customer fraud in Q2 2020, actual ratio is 1.40%. Refer to appendix for reconciliation of non-GAAP financial measures. Net Charge Offs / Average Loans 2017 2018 2019 2020 1Q21 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% Asset Quality 0.60%(2) Allowance for Credit Losses 2017 2018 2019 2020 1Q21 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 0.18% 0.18% 0.22% 0.98% 1.03% 0.87% 1.74%(1) 1.63% 2.17%(1) 0.76%0.77% 0.42% 2.03% 2.02%(1) 1.88% 0.33% 1.72%(1) 1.60%

MEMBER FDIC Data as of March 31, 2021 Dollars in millions *Refer to appendix for reconciliation of non-GAAP financial measures 18 Capital We have strong capital levels and are well-positioned for growth: PPP loans impacted selected ratios as below: Ratio Excluding PPP Including PPP Impact Leverage Ratio 10.24% 9.71% (0.53) % TCE / TA* 9.33% 8.81% (0.52) %

Financial Data

S&T Bancorp Inc.

Income Statement

Dollars in thousands, except for share data	1Q21	2020	2020 Excludes Fraud[1]	2019	2019 Excludes Merger Exp[2]	2018	2017	2017 Excludes DTA[3]
Net Interest Income	$70,659	$279,388		$246,791		$234,438	$225,733	
Noninterest Income	17,236	59,719		52,558		49,181	55,462	
Total Revenue	**87,895**	**339,107**		**299,349**		**283,619**	**281,195**	
Noninterest Expense	45,580	184,302		155,766		145,445	147,907	
Merger Expenses	—	2,342		11,350	—	—	—	
Provision for Credit Losses[4]	3,137	131,424	72,753	14,873	14,873	14,995	13,883	
Net Income Before Taxes	**39,178**	**21,039**	79,710	**117,360**	128,710	**123,179**	**119,405**	
Taxes	7,276	(1)	12,320	19,126	21,232	17,845	46,437	$33,004
Net Income	**$31,902**	**$21,040**	$67,390	**$98,234**	$107,478	**$105,334**	**$72,968**	$86,401
Diluted Earnings per Share	$0.81	$0.53	$1.72	$2.82	$3.09	$3.01	$2.09	$2.47

[1] These are non-GAAP numbers that adjusted for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme in Q2 2020. Refer to appendix for reconciliation of non-GAAP financial measures.
[2] These are non-GAAP numbers that adjust for $11.4 million of merger related expenses in 2019. Refer to appendix for reconciliation of these non-GAAP financial measures
[3] These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures.
[4] Upon adoption of CECL on January 1, 2020, the provision for credit losses includes provision for unfunded loan commitments.

MEMBER FDIC 19

MEMBER FDIC 20 Balance Sheet 1Q21 2020 2019 2018 2017 Dollars in thousands Securities $817,299 $773,693 $784,283 $684,872 $698,291 Interest-bearing Balances 671,429 158,903 124,491 82,740 61,965 Loans, Net 7,080,861 7,126,776 7,080,184 5,888,023 5,709,544 Other 759,390 908,525 775,691 596,586 590,455   Total Assets $9,328,979 $8,967,897 $8,764,649 $7,252,221 $7,060,255 Deposits $7,876,028 $7,420,538 $7,036,576 $5,673,922 $5,427,891 Borrowings 154,796 227,927 416,352 604,316 683,081 Other Liabilities 129,877 164,721 119,723 38,222 65,252 Equity 1,168,278 1,154,711 1,191,998 935,761 884,031   Total Liabilities & Equity $9,328,979 $8,967,897 $8,764,649 $7,252,221 $7,060,255 Financial Data

MEMBER FDIC 21(1)Refer to appendix for reconciliation of non-GAAP financial measures. Net Interest Margin 1Q21 2020 2019 2018 2017 Securities - FTE 2.34% 2.49% 2.64% 2.62% 2.48 % Loans - FTE 3.96% 4.09% 4.95% 4.72% 4.32 % Total Interest-earning Assets - FTE 3.67% 3.87% 4.71% 4.48% 4.09 % Interest-bearing Deposits 0.27% 0.66% 1.40% 1.01% 0.62 % Borrowings 1.46% 1.56% 2.76% 2.19% 1.27 % Total Costing Liabilities 0.31% 0.72% 1.51% 1.18% 0.72 % Net Interest Margin (FTE)(1) 3.47% 3.38% 3.64% 3.64% 3.56 % NIM (FTE) Ex-Purchase Accounting(1) 3.44% 3.32% 3.62% 3.62% 3.53 % Financial Data

MEMBER FDIC 22 Loan Portfolio 1Q21 2020 2019 2018 2017 Dollars in thousands Commercial Real Estate $3,284,555 $3,244,974 $3,416,518 $2,921,832 $2,685,994 Commercial & Industrial 1,931,711 1,954,453 1,720,833 1,493,416 1,433,266 Construction 460,417 474,280 375,445 257,197 384,334   Total Commercial 5,676,683 5,673,707 5,512,796 4,672,445 4,503,594 Residential Mortgage 881,245 918,398 998,585 726,679 698,774 Home Equity 530,350 535,165 538,348 471,562 487,326 Installment and Other Consumer 80,646 80,915 79,033 67,546 67,204 Construction 14,244 17,675 8,390 8,416 4,551   Total Consumer 1,506,485 1,552,153 1,624,356 1,274,203 1,257,855 Total Portfolio Loans 7,183,168 7,225,860 7,137,152 5,946,648 5,761,449 Loans held for sale 12,794 18,528 5,256 2,371 4,485   Total Loans $7,195,962 $7,244,388 $7,142,408 $5,949,019 $5,765,934 Financial Data

MEMBER FDIC 23 Asset Quality 1Q21 2020 2019 2018 2017 Dollars in thousands Total Nonperforming Loans $135,211 $146,774 $54,057 $46,073 $23,938 Nonperforming Loans/Total Loans 1.88% 2.03% 0.76% 0.77% 0.42 % Nonperforming Assets/Total Loans + OREO 1.90% 2.06% 0.81% 0.83% 0.42 % Net Charge-offs (Recoveries)/Average Loans 0.33% 1.40% 0.22% 0.18% 0.18 % Allowance for Credit Losses/Total Portfolio Loans 1.60% 1.63% 0.87% 1.03% 0.98 % Allowance for Credit Losses/Nonperforming Loans 85% 80% 115% 132% 236 % Excluding PPP: Nonperforming Loans/Total Loans 2.02% 2.17 % Allowance for Credit Losses/Total Portfolio Loans 1.72% 1.74 % Financial Data

MEMBER FDIC 24(1)Refer to appendix for reconciliation of non-GAAP financial measures. Capital 1Q21 2020 2019 2018 2017 Tier 1 Leverage 9.71% 9.43% 10.29% 10.05% 9.17 % Common Tier 1 – Risk-Based Capital 11.84% 11.33% 11.43% 11.38% 10.71 % Tier 1 – Risk-Based Capital 12.26% 11.74% 11.84% 11.72% 11.06 % Total – Risk-Based Capital 13.93% 13.44% 13.22% 13.21% 12.55 % Tangible Common Equity/Tangible Assets(1) 8.81% 9.02% 9.68% 9.28% 8.72 % Financial Data

MEMBER FDIC 25 1Q21 4Q20 1Q20 Tangible Book Value (non-GAAP) Total shareholders' equity $1,168,278 $1,154,711 $1,176,251 Less: goodwill and other intangible assets, net of deferred tax liability (379,911) (380,278) (382,397) Tangible common equity (non-GAAP) $788,367 $774,434 $793,854 Common shares outstanding 39,268 39,298 39,125 Tangible book value (non-GAAP) $20.08 $19.71 $20.29 Return on Average Tangible Equity (non-GAAP) Net income (annualized) $129,378 $96,181 $53,216 Plus: amortization of intangibles (annualized), net of tax 1,464 1,853 2,008 Net income before amortization of intangibles (annualized) $130,842 $98,034 $55,224 Average total shareholders' equity $1,160,113 $1,151,933 $1,189,575 Less: average goodwill and other intangible assets, net of deferred tax liability (380,144) (380,734) (379,790) Average tangible equity (non-GAAP) $779,969 $771,199 $809,785 Return on average tangible shareholders' equity (non-GAAP) 16.78% 12.71% 6.82% PTPP / Average Assets (non-GAAP) Income before taxes $39,178 $29,880 $15,998 Plus: Provision for credit losses 3,137 7,130 20,050 Total PTPP 42,315 37,010 36,048 Total (annualized) (non-GAAP) $171,611 $147,235 $144,984 Average assets $9,080,532 $9,124,059 $8,767,326 PTPP / Average Assets (non-GAAP) 1.89% 1.61% 1.65 % Appendix Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

MEMBER FDIC 26 1Q21 4Q20 1Q20 Efficiency Ratio (non-GAAP) Noninterest expense $45,580 $48,528 $46,391 Less: merger related expenses — — (2,342) Noninterest expense excluding nonrecurring items $45,580 $48,528 $44,049 Net interest income per consolidated statements of net income $70,659 $69,929 $70,036 Plus: taxable equivalent adjustment 664 725 849 Net interest income (FTE) (non-GAAP) 71,323 70,654 70,885 Noninterest income 17,236 15,609 12,403 Less: net losses on sale of securities — — — Net interest income (FTE) (non-GAAP) plus noninterest income $88,559 $86,263 $83,288 Efficiency ratio (non-GAAP) 51.47% 56.26% 52.89% Net Interest Margin Rate (FTE) (non-GAAP) Interest income $74,781 $75,548 $87,589 Less: interest expense (4,122) (5,619) (17,553) Net interest income per consolidated statements of net income 70,659 69,929 70,036 Plus: taxable equivalent adjustment 664 725 849 Net interest income (FTE) (non-GAAP) $71,323 $70,654 $70,885 Net interest income (FTE) (annualized) $289,253 $281,080 $285,098 Average earning assets $8,324,259 $8,322,022 $8,079,944 Net interest margin (FTE) (non-GAAP) 3.47% 3.38% 3.53% Appendix Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

MEMBER FDIC 27 2020 Excludes Fraud 2019 Excludes Merger Exp 2017   Excludes DTA Net Income excluding nonrecurring items Net income $21,040 $98,234 $72,968 Nonrecurring items 58,671 11,350 13,433 Tax effect of nonrecurring items (12,321) (2,106) — Adjusted net income (non-GAAP) $67,390 $107,478 $86,401 Diluted Earnings Per Share Adjusted net income (non-GAAP) $67,390 $107,478 $86,401 Average shares outstanding - diluted 39,073 34,679 34,955 Diluted earnings per share (non-GAAP) $1.72 $3.09 $2.47 Return on Average Assets (non-GAAP) Adjusted net income (non-GAAP) $67,390 $107,478 $86,401 Average total assets 9,152,747 7,435,536 7,060,232 Plus: DTA re-measurement — — 589 Average total assets (non-GAAP) 9,152,747 7,435,536 7,060,821 Return on average assets (non-GAAP) 0.74% 1.45% 1.22 % Return on Average Shareholders' Equity (non-GAAP) Adjusted net income (non-GAAP) $67,390 $107,478 $86,401 Average total shareholders' equity 1,169,489 983,908 872,130 Plus: DTA re-measurement — — 589 Average total shareholders' equity (non-GAAP) 1,169,489 983,908 872,719 Return on average shareholders' equity (non-GAAP) 5.76% 10.92% 9.90 % Appendix Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

Appendix

S&T Bancorp Inc.

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

	1Q21	2020	2020 Excludes Fraud	2019	2019 Excludes Merger Exp	2018	2017	2017 Excludes DTA
Return on Average Tangible Equity (non-GAAP)								
Net income	$129,378	$21,040	$21,040	$98,234	$98,234	$105,334	$72,968	$72,968
Nonrecurring items	—	—	58,671	—	11,350	—	—	13,433
Tax effect of nonrecurring items	—	—	(12,321)	—	(2,106)	—	—	—
Adjusted net income (non-GAAP)	$129,378	$21,040	$67,390	$98,234	$107,478	$105,334	$72,968	$86,401
Adjusted net income (non-GAAP)	$129,378	$21,040	$67,390	$98,234	$107,478	$105,334	$72,968	$86,401
Plus: amortization of intangibles, net of tax	1,464	2,001	2,001	660	660	680	801	801
Net income before amortization of intangibles	130,842	23,041	69,391	98,894	108,138	106,014	73,769	87,202
Average total shareholders' equity	1,160,113	1,169,489	1,169,489	983,908	983,908	908,355	872,130	872,130
Plus: DTA re-measurement	—	—	—	—	—	—	—	589
Less: average goodwill and other intangible assets, net of tax	(380,144)	(380,846)	(380,846)	(297,589)	(297,589)	(289,766)	(294,444)	(294,444)
Average total shareholders' equity (non-GAAP)	779,969	788,643	788,643	686,319	686,319	618,589	577,686	578,275
Return on average tangible equity (non-GAAP)	16.78 %	2.92 %	8.80 %	14.41 %	15.76 %	17.14 %	12.77 %	15.08 %
Net Interest Margin Rate (FTE) (Non-GAAP)								
Total interest income	$74,781	$320,464		$320,484		$289,826	$260,642	
Less: interest expense	(4,122)	(41,076)		(73,693)		(55,388)	(34,909)	
Net interest income per consolidated statements of net income	70,659	279,388		246,791		234,438	225,733	
Plus: taxable equivalent adjustment	664	3,202		3,757		3,804	7,493	
Net interest income (FTE) (non-GAAP)	71,323	282,590		250,548		238,242	233,226	
Purchase accounting adjustment	(673)	(4,845)		(1,048)		(1,242)	(1,839)	
Net interest income (FTE) ex-purchase accounting (non-GAAP)	$70,650	$277,745		$249,500		$237,000	$231,387	
Average interest earning assets	$8,324,259	$8,372,894		$6,885,372		$6,549,679	$6,549,821	
Net Interest Margin	3.44 %	3.34 %		3.58 %		3.58 %	3.45 %	
Adjustment to FTE basis	0.03 %	0.04 %		0.06 %		0.06 %	0.11 %	
Net Interest Margin (FTE) (non-GAAP)	3.47 %	3.38 %		3.64 %		3.64 %	3.56 %	
Purchase accounting adjustment	(0.03)%	(0.06)%		(0.02)%		(0.02)%	(0.03)%	
Net Interest Margin (FTE) ex-purchase accounting (non-GAAP)	3.44 %	3.32 %		3.62 %		3.62 %	3.53 %	

MEMBER FDIC 28

Appendix

S&T Bancorp Inc.

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

	1Q21	2020	2020 Excludes Fraud	2019	2019 Excludes Merger Exp	2018	2017
Efficiency Ratio (YTD) (non-GAAP)							
Noninterest expense	$45,580	$186,643		$167,116		$145,445	$147,907
Less: nonrecurring items	—	(2,342)		(11,350)		—	—
Noninterest income excluding nonrecurring items	45,580	184,301		155,766		145,445	147,907
Net interest income	70,659	279,388		246,791		234,438	225,733
Plus: taxable equivalent adjustment	664	3,202		3,757		3,804	7,493
Net interest income (FTE) (non-GAAP)	$71,323	$282,590		$250,548		$238,242	$233,226
Noninterest income	$17,236	$59,719		$52,558		$49,181	$55,462
Less: securities (gains) losses, net	—	(142)		26		—	(3,000)
Net interest income (FTE) (non-GAAP) plus noninterest income	$88,560	$342,167		$303,132		$287,423	$285,688
Efficiency ratio (YTD) (non-GAAP)	51.47 %	53.86 %		51.39 %		50.60 %	51.77 %
PTPP/Average loans (Non-GAAP)							
Income before taxes	$39,178	$21,040		$117,360	$117,360	$123,179	$119,405
Add: merger related expenses	—	—		—	11,350	—	—
Add: provision for credit losses	3,137	131,424		14,873	14,873	14,995	13,883
Total adjusted income before taxes (non-GAAP)	42,315	152,464		132,233	143,583	138,174	133,288
Total adjusted income before taxes (annualized) (non-GAAP)	171,611	152,464		132,233	143,583	138,174	133,288
Average assets	9,080,532	9,152,747		7,435,536	7,435,536	7,035,376	7,060,232
PTPP / Average Assets (non-GAAP)	1.89 %	1.67 %		1.78 %	1.93 %	1.96 %	1.89 %
Tangible Shareholders' Equity/Tangible Assets (Non-GAAP)							
Total shareholders' equity (GAAP basis)	$1,168,278	$1,154,711		$1,191,998		$935,761	$884,031
Less: goodwill and other intangible assets, net of tax	(379,911)	(380,278)		(380,247)		(289,501)	(294,060)
Tangible shareholders' equity (non-GAAP)	$788,367	$774,433		$811,751		$646,260	$589,971
Total assets (GAAP basis)	9,328,979	8,967,896		8,764,649		7,252,221	7,060,255
Less: goodwill and other intangible assets	(379,911)	(380,278)		(380,247)		(289,501)	(294,060)
Tangible assets (non-GAAP)	8,949,068	8,587,618		8,384,402		6,962,720	6,766,195
Tangible shareholders' equity/tangible assets (non-GAAP)	8.81 %	9.02 %		9.68 %		9.28 %	8.72 %

MEMBER FDIC 29

MEMBER FDIC 30 2020 2020 Excludes Fraud Provision for credit losses Provision $131,424 $131,424 Less: customer fraud — 58,671 Adjusted provision for credit losses 131,424 72,753 YTD Net loan charge offs/ YTD Average loans Net charge-offs $103,379 $103,379 Less: customer fraud — 58,671 Adjusted net charge-offs 103,379 44,708 Total average YTD loans 7,410,462 7,410,462 Adjusted net loan charge offs/ YTD Average loans 1.40% 0.60 % Appendix Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

MEMBER FDICMEMBER FDIC First Quarter 2021